EXHIBIT 13.1

CERTIFICATION  PURSUANT  TO  SECTION  906  OF THE SARBANES-OXLEY ACT OF 1992 AND
SECTION 1350 OF 18 U.S.C. 63.


I, John A. van Arem, the Chief Executive Officer of Digital Rooster.com, Ltd. hereby certify that Digital Rooster.com, Ltd.'s periodic report on Form 20-F and the financial statements contained therein, of which this certification is Exhibit Number 13.1, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the periodic report on Form 6-K and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of Digital Rooster.com, Ltd.

Date: September 30, 2004

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/s/ John A. van Arem
Chief Executive Officer of
Digital Rooster.com, Ltd.